    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 11, 1999

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------
                               EMCORE CORPORATION
             (Exact name of Registrant as specified in its charter)

                   NEW JERSEY                                       22-2746503
        (State or other jurisdiction of                          (I.R.S. Employer
         incorporation or organization)                        Identification No.)

                         ------------------------------
                394 ELIZABETH AVENUE, SOMERSET, NEW JERSEY 08873
                                 (732) 271-9090
         (Address, including zip code, and telephone number, including area code, of registrant's agent for service and principal executive offices)
                         ------------------------------
                               THOMAS G. WERTHAN
                               EMCORE CORPORATION
                              394 ELIZABETH AVENUE
                           SOMERSET, NEW JERSEY 08873
                                 (732) 271-9090
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                         ------------------------------
                                WITH COPIES TO:

            JORGE L. FREELAND, ESQ.                          ELLEN B. CORENSWET, ESQ.
                WHITE & CASE LLP                              KENNETH R. MCVAY, ESQ.
            200 SOUTH BISCAYNE BLVD.                     BROBECK, PHLEGER & HARRISON, LLP
              MIAMI, FLORIDA 33131                          1633 BROADWAY, 47TH FLOOR
              TEL: (305) 371-2700                            NEW YORK, NEW YORK 10019
              FAX: (305) 358-5744                              TEL: (212) 581-1600
                                                               FAX: (212) 586-7878

                             ---------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: as soon as practicable after the effective date of this Registration Statement.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [X]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------
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                                                        PROPOSED
         TITLE OF EACH CLASS OF                    MAXIMUM AGGREGATE                       AMOUNT OF
       SECURITIES TO BE REGISTERED                 OFFERING PRICE(1)                    REGISTRATION FEE
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
Common Stock, no par value...............            $2,877,702                              $800
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457.

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                                EXPLANATORY NOTE

      This registration statement is being filed with respect to the registration of additional shares of common stock, no par value, of EMCORE Corporation, a company organized under the laws of New Jersey (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"). Pursuant to Rule 462(b), the contents of the registration statement of the Company (File No. 333-71791) as amended, which was declared effective on June 10, 1999 (the "Earlier Registration Statement"), including the exhibits thereto, are incorporated by reference into this registration statement. The form of prospectus contained in such Earlier Registration Statement will reflect the aggregate amount of securities registered in this Registration Statement and the Earlier Registration Statement.

      The Company certifies that it has wired to the Commission the requisite amount of the registration fee set forth on the cover page of this Registration Statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS


      All exhibits filed with or incorporated by reference in Registration Statement No. 333-71791 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following which are filed herewith:




EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

 5.1     --  Form of White & Case LLP Opinion

23.1     --  Consent of Deloitte & Touche LLP

23.2     --  Consent of PricewaterhouseCoopers LLP

23.3     --  Consent of Arthur Andersen LLP

23.4     --  Consent of White & Case (included in Exhibit 5.1)

23.5     --  Consent of Lerner David Littenberg Krumholz & Mentlik

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Somerset, State of New Jersey, on June 11, 1999.

                                         EMCORE CORPORATION

                                         By                  *
                                           ------------------------------------
                                                   Reuben F. Richards, Jr.
                                           President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated, on June 11, 1999.

                   SIGNATURE                                       TITLE
                       *                          Chairman of the Board and Director
------------------------------------------------
               Thomas J. Russell

                       *                          President, Chief Executive Officer and
------------------------------------------------  Director (Principal Executive Officer)
            Reuben F. Richards, Jr.

             /s/ THOMAS G. WERTHAN                Vice President, Chief Financial
------------------------------------------------  Officer, Secretary and Director
               Thomas G. Werthan                  (Principal Accounting and Financial
                                                  Officer)

                       *                          Director
------------------------------------------------
                Richard A. Stall

                       *                          Director
------------------------------------------------
                 Charles Scott

                       *                          Director
------------------------------------------------
              Robert Louis-Dreyfus

                       *                          Director
------------------------------------------------
                Hugh H. Fenwick

                       *                          Director
------------------------------------------------
                Shigeo Takayama

             /s/ JOHN J. HOGAN, JR.               Director
------------------------------------------------
               John J. Hogan, Jr.

           *By: /s/ THOMAS G. WERTHAN
   ------------------------------------------
               Thomas G. Werthan
                Attorney-in-Fact